UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2025

Evergy, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street

Kansas City, Missouri 64105

(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 8, 2025, Evergy, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with each of (a) Barclays Capital Inc. (“Barclays”), BofA Securities, Inc. (“BofA Securities”), Citigroup Global Markets Inc. (“Citigroup”), Goldman Sachs & Co. LLC (“Goldman”), J.P. Morgan Securities LLC (“J.P. Morgan”), Morgan Stanley & Co. LLC (“Morgan Stanley”), MUFG Securities Americas Inc. (“MUFG”), TD Securities (USA) LLC (“TD Securities”), Truist Securities, Inc. (“Truist”) and Wells Fargo Securities, LLC (“Wells Fargo”), each acting as sales agent for the Company (each, a “Manager” and, collectively, the “Managers”), (b) Barclays Bank PLC, Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, each acting as forward purchaser (each , a “Forward Purchaser” and, collectively, the “Forward Purchasers”) and (c) Barclays, BofA Securities, Citigroup, Goldman, J.P. Morgan, Morgan Stanley, MUFG, TD Securities, Truist and Wells Fargo, each acting as agent for its affiliated Forward Purchaser (each a “Forward Seller” and, collectively, the “Forward Sellers”); with respect to the offering and sale from time to time through the Managers or the Forward Sellers of shares of the Company’s common stock, without par value (“common stock”), having an aggregate offering price of up to $1,200,000,000 (including shares of common stock that may be sold pursuant to the forward sale agreements described below, the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of The Nasdaq Stock Market LLC at market prices, in block transactions or as otherwise agreed between the Company and the Managers or the Forward Sellers. Under the terms of the Equity Distribution Agreement, the Company may also sell Shares from time to time to a Manager as principal for its own account at a price to be agreed upon at the time of sale. The Equity Distribution Agreement provides that each Manager, when it is acting as the Company’s sales agent, will be entitled to a commission of up to 2% of the gross offering proceeds of the Shares sold through such Manager. The Company has no obligation to offer or sell any Shares under the Equity Distribution Agreement and may at any time suspend offers and sales under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares by the Company to or through the Managers, the Company may enter into forward sale agreements under the separate master forward sale confirmations (collectively, the “Master Forward Confirmations”) each dated May 8, 2025 between the Company and each Forward Purchaser and the related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser (each supplemental confirmation, together with the related Master Forward Confirmation, a “Forward Agreement”). In connection with any Forward Agreement, the relevant Forward Purchaser or its affiliate will borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular Forward Agreement. In no event will the aggregate number of Shares sold through the Managers or the Forward Sellers under the Equity Distribution Agreement and under any Forward Agreement have an aggregate sales price in excess of $1,200,000,000.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to receive proceeds from the sale of Shares by a Forward Seller upon future physical settlement of the relevant Forward Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the relevant Forward Agreement. If the Company elects to cash settle or net share settle a Forward Agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser. In connection with each Forward Agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its Forward Agreement, a commission of up to 2% of the gross sales price of all borrowed Shares sold during the applicable forward hedge selling period by it or its affiliate as a Forward Seller.

The Company intends to use the net proceeds, if any, (x) from the offering, after deducting the Managers’ commissions and its offering expenses and (y) payable upon settlement of any Forward Agreement, in each case, for general corporate purposes, which may include investment in the Company’s subsidiaries.

The Shares offered by any Manager or Forward Seller will be so offered pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on August 16, 2024 (Registration No. 333-281614).

The summary of the Equity Distribution Agreement and the Master Forward Confirmations in this report does not purport to be complete and is qualified by reference to the full text of the Equity Distribution Agreement, including the form of Master Forward Confirmation attached as Exhibit A thereto, a copy of which is filed as Exhibit 1.1, to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 8, 2025, between Evergy, Inc. and each of (a) Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, acting as managers, (b) Barclays Bank PLC, Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, acting as forward purchasers, and (c) Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC acting as forward sellers, including the Form of Master Forward Confirmation attached thereto as Exhibit A.

5.1	Opinion of Heather A. Humphrey. Esq.

23.1	Consent of Heather A. Humphrey, Esq. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

Date: May 8, 2025	/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer